SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2003

PRIMEDIA INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-11106	13-3647573
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 FIFTH AVENUE, NEW YORK, NEW YORK
(Address of principal executive offices)

10151
(Zip Code)

Registrant’s telephone number, including area code (212) 745-0100

Item 5.  Other Events and Regulation FD Disclosure

On October 15, 2003, PRIMEDIA Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.

Item 7.  Financial Statements and Exhibits

(c) Exhibits

Exhibit 99: Press Release of PRIMEDIA Inc., dated October 15, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRIMEDIA Inc. (Registrant)

Date:	October 15, 2003	/s/ Beverly C. Chell
Beverly C. Chell
Vice Chairman and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99	Press Release of PRIMEDIA Inc., dated October 15, 2003